UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2004

                                BCB Bancorp, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   New Jersey                       0-50275                     26-0065262
 --------------------             --------------              --------------
(State or other jurisdiction     (SEC File Number)           (I.R.S. Employer
   of incorporation)                                         Identification No.)

                   104-110 Avenue C, Bayonne, New Jersey 07002
                   -------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 823-0700


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K


Item 6.   Resignation of Registrant's Directors

          By letter dated March 8, 2004, Directors Donald Cymbor, Phyllis Garelick, Kenneth Poesl and Joseph Tagliareni stated that each would decline to stand for re-election to the Board of Directors at the 2004 Annual Meeting of Stockholders. In their letter to the Board of Directors dated March 8, 2004, directors Cymbor, Garelick, Poesl and Tagliareni stated that each would decline to stand for reelection as nominees of the Board of Directors, claiming that they believed the Board acted arbitrarily regarding its consideration of Board matters relating to strategic alternatives and disagreeing with the Board regarding the classification and composition of the Board.

          The Company strongly disagrees with the characterizations of Board actions contained in the March 8, 2004 letter and believes that the actions undertaken to date by the Board of Directors have been taken after deliberation and consideration of available information, and are believed to be in the best interests of the Company and its shareholders.

Item 7    Exhibits

Exhibit 17    Letter dated March 8, 2004 is included as an exhibit.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BCB Bancorp, Inc.


DATE:  March 15, 2004                  By: /s/ Donald Mindiak
                                           ------------------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer

                                                                      Exhibit 17




March 8, 2004



Mr. Donald S. Cymbor, Secretary
Board of Directors
BCB Bancorp, Inc.
104-110 Avenue C
Bayonne, New Jersey 07002



Dear Mr. Cymbor:

     The undersigned Directors of BCB Bancorp, Inc. ("BCB"), who the Board of Directors voted at its meeting on February 11, 2004 to nominate for reelection as Directors at the forthcoming Annual Meeting of BCB's stockholders, hereby notify the Board that we decline to stand for reelection as nominees of the Board.

     We are taking this action because we believe the Board has failed to act in accordance with sound corporate governance principles. In particular, we perceive that under the direction of a majority of the Board, the Board has acted arbitrarily regarding its consideration of Board matters.

     We believe the best interests of stockholders requires a full, informed evaluation and understanding by the Board of all strategic alternatives.

     Moreover, actions at the last Board meeting to seek to establish a classified Board and to reduce the number of Directors by four and not to renominate four Directors who we believe have provided extremely valuable and insightful services to the Board, appear, in our view, to be efforts to entrench the Board in a manner that could be contrary to the best interests of the stockholders.

     In view of our conclusion, we believe that we can best serve BCB'S stockholders by opposing the reelection of the remaining Board nominees for reelection, and possibly seeking the election of Directors who we believe would be more responsive to the overall best interests of stockholders.

Board of Directors
BCB Bancorp, inc.
March 8, 2004
Page 2


     In light of these matters, we request that our action and its basis as outlined above be disclosed to BDB's stockholders in BCB's proxy statement for the forthcoming Annual Meeting.


                                                Very truly yours,

/s/Donald Cymbor
------------------
Donald Cymbor

/s/ Phyllis Garelick
--------------------
Phyllis Garelick

/s/ Kenneth Poesl
---------------------
Kenneth Poesl

/s/ Joseph Tagliareni
-------------------
Joseph Tagliareni

cc:      Robert Ballance
         Judith Bielan
         Joseph Brogan
         James Collins
         Thomas Coughlin
         Robert Doria
         Mark Hogan, Chairman
         John Hughes
         Joseph Lyga
         Gary Maita
         H. Mickey McCabe
         Donald Mindiak, President
         Alexander Pasiechnik
         August Pellegrini